EXCHANGE AGREEMENT AND REPRESENTATIONS

To the Board of Directors and Shareholders of Genesis Companies Group, Inc.


     Madhava Rao Mankal and Daniel Medina are offering to exchange shares of stock of Medina International Holdings, Inc. (MIH), a Colorado Corporation held by Madhava Rao Mankal and Daniel F Medina. ("RD"), for shares of stock of Genesis Companies Group, Inc. ("GCG"), a Delaware corporation (the "Company).

         We hereby offer to exchange 150,000 shares of stock of Medina International Holdings, Inc., a Colorado corporation, for 4,500,000 shares of Genesis Companies Group Inc., a Delaware corporation, and upon acceptance by GCG. In order to induce the GCG to accept our offer, we advise you as follows; and acknowledge:

1. Corporate Documents. Receipt of copies of Articles, By-Laws, Plan and Agreement of Reorganization (the "Plan"), including financial statements of GCG and such other documents as requested.

2. Availability of Information. We hereby acknowledge that GCG has made available to RD the opportunity to ask questions of, and receive answers from the GCG, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, as is necessary to verify the accuracy of the information provided by the GCG and any other person or entity acting on its behalf.

3. Representations and Warranties We represent and warrant to the GCG (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and exchange of the shares from the registration requirements of applicable federal and state securities laws) that:

                  (a) RESTRICTED SECURITIES.

                    (I) We understand that the shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

                    (II) We  understand  that  if  this  exchange  agreement  is accepted and the shares are issued to the attached shareholders, we cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that we must bear the economic risk of the investment for an indefinite period of time):

                    (III)We understand  that the Company has no  obligation  now or at any time to register the shares under the Act or the state securities laws or obtain exemptions therefrom, except as stated in the exchange agreement.


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                    (IV) We  understand  that  the  Company  will  restrict  the transfer of the shares in accordance with the foregoing representations.

                    (V) There is no public market for the common stock of MIH, and there is no certainty that such a market will ever develop or be maintained. There can be no assurance that we will be able to sell or dispose of the Shares. Moreover, no assignment, sale, transfer, exchange or other disposition of the Shares can be made other than in accordance with all applicable securities laws. It is understood a transferee may at a minimum be required to fulfill the investor suitability requirements established by the Company, or registration may be required.

                  (b)      LEGEND.

                    We agree that any certificate  representing  the shares will
                    contain  and  be   endorsed   with  the   following,   or  a
                    substantially equivalent, LEGEND;

                    "This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated or other wise transferred except upon the issuance of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company, that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws. These shares are not and have not been registered in any jurisdiction."


                  (c)      AGE:     CITIZENSHIP.

                    We are at least twenty-one years of age and a legal entity.

                  (d)      ACCURACY OF INFORMATION.

                    All information which GCG has provided to RD concerning its financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this exchange offer by the Company, GCG will immediately provide RD with such information.

4. Exchange Procedure. We understand that this exchange is subject to each of the following terms and conditions:

          (a) The Company may reject this exchange for legal reasons set forth in the Plan and Agreement of Reorganization, and this exchange shall become binding upon the Company only when accepted, in writing, by the Company.


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          (b)  This offer may not be withdrawn by GCG or RD.

          (c) The share certificates of MIH are to be issued and delivered pursuant to this exchange. The shares will be issued and delivered in the quantities and names of the attached list of shareholders.

5.   Suitability. We hereby warrant and represent:

          (a) That we can afford a complete loss of the investment and can afford to hold the securities being received hereunder for an indefinite period of time.

          (b)  That we consider this investment a suitable investment, and

          (c) That we have had prior experience in financial matters and investments.

6. We have been furnished and have carefully reviewed the Plan and information relating to the Company, including this form of Exchange Agreement. We are aware that:

          (a) There are substantial risks incident to the ownership of Shares from the Company, and such investment is speculative and involves a high degree of risk and loss of the entire investment in the Company;

          (b) No federal or state agency has commented upon the Shares or made any finding or determination concerning the fairness of this investment;

          (c) The books and records of the Company will be reasonably available for inspection by me and/or my investment advisors, if any, at the Company's place of business.

          (d) All assumptions and projections set forth in any documents provided by the Company have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein.

          (e) The Company is in the development stage, and its proposed operations are subject to all of the risk inherent in the establishment of a new business enterprise, including a limited operating history. The unlikelihood of the success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation and operation of a new business and the competitive environment in which the Company will operate.

7. We acknowledge that we have been advised to consult our own attorney and investment advisor concerning the investment.

8.   We  acknowledge   that  the  investment  in  the  Company  is  an  illiquid
     investment. In particular, we recognize that:


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          (a)  Due to  restrictions  described  below,  the  lack of any  market existing or to exist for these Shares, in the event we should attempt to sell our shares in the Company, the investment will be highly illiquid and, probably must be held indefinitely.

          (b) We must bear the economic risk of investment in the shares for an indefinite period of time, since the Shares have not been registered under the Securities Act of 1933, as amended, and issuance is made in reliance upon Section 4(2) and 4(6) of said Act Regulation S and/or Rules 501-506 of Regulation D under the Act, whichever is applicable. Therefore, the Shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated. Further, unless said Shares are registered with the securities commission of the state in which offered and sold, we may not resell, hypothecate, transfer, assign or make other disposition of said Shares except in a transaction exempt or exempted from the registration requirement of the securities act of such state, and that the specific approval of such sales by the securities regulatory body of the state is required in some states.

               (c) Our right to transfer our Shares will also be restricted by the legend endorsed on the certificates.

9.   We represent and warrant to the Company that:

               (a) We have carefully reviewed and understand the risks of, and other considerations relating to, the exchange of the shares, including the risks of total loss in the event the company's business is unsuccessful.

               (b) We and our investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities the Plan, the Plan of shares, or anything which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations about the company;

               (c) The Company has answered all inquiries that we and our investment advisors, if any, have put to it concerning the Company and its proposed activities and the Plan and exchange of the Shares;

               (d) Neither we nor our investment advisors, if any, have been furnished any offering literature other than the documents attached as exhibits thereto and we and our investment advisors, if any, have relied only on the information contained in such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

               (e) We have adequate means of providing for our current needs and personal contingencies and have no need for liquidity in this investment; and


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               (f)  The information  provided by the Company is confidential and non-public and we agree that all such information shall be kept in confidence by the shareholder and shall not be used as a personal benefit (other than in connection with its exchange for the Shares) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of these provisions); or (iii) is received from third parties (except those parties who
                    disclose    such    information    in   violation   of   any
                    confidentiality agreements including, without limitation, any Exchange Agreement they may have with the Company).

10.  We will hold title to our interest as follows:

         {  }  Community Property

         {X}  Joint Tenants with Right of Survivorship

         { }  Tenants in Common

         { }  Individually

         { }  Other:  (Corporation, Trust, Etc., please indicate)

         (Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences. If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

11. We hereby adopt, accept, and agree to be bound by all the terms and conditions of the Plan, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws of the Company. Upon acceptance of this Exchange Agreement by the Company, we shall become MIH shareholders for all purposes, and the shares exchanged shall be issued.

12. The Exchange Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns

13.  We further represent and warrant:


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               (a)  That we hereby agree to  indemnify  the Company and hold the
                    Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

                    (I) Any inaccuracy in GCG declarations, representations, and warranties hereinabove set forth;

                    (II) The  disposition  of any of the  shares  which  we will
                         receive,   contrary  to  the  foregoing   declarations,
                         representations, and warranties; and

                    (III)Any  action,  suit or  proceeding  based  upon  (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

14. This Agreement shall be construed in accordance with and governed by the laws of the State of California, except as to the manner in which the shareholder elects to take title to the shares in the Company which shall be construed in accordance with the State of his principal residence.

15. Conditions. This Exchange Agreement shall become binding upon the Issuer and Investors only when accepted, in writing, by the Board of Director of the Issuer.

16. We hereby agree to issue 150,000 shares of MIH, to names provided by Wm. Ernest Simmons, in exchange for 4,500,000 shares of Genesis Companies Group, Inc., a Delaware corporation.

DATED THIS         DAY OF  March 2006.



-----------------------------------------
NAME OF PURCHASER/ EXCHANGER


-----------------------------------------
Signature of Purchaser/Exchanger:

Tax I.D./SSN
###-##-####

Address : 7476 Sungold Ave.
          Corona, CA 92880


(909) 260-6931
Business Telephone

Daniel F. Medina
NAME OF PURCHASER/EXCHANGER

--------------------------------
Signature of Purchaser/Exchanger:

###-##-####
Tax I.D./SSN


Address : 11561 E. Beverly Blvd.
               Whittier, CA 90601


562-972-5888
Business Telephone


         THIS EXCHANGE OFFER IS ACCEPTED THIS  15th day of March, 2006.


                  Genesis Companies Group, Inc., a Delaware Corporation

             By:                                  Date
                ---------------------------------------------------
                Wm. Ernest Simmons, President, COB



             By:                                  Date
                ---------------------------------------------------
                    Frances I. Simmons, Director, Secretary